UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2015 (January 15, 2015)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On January 15, 2015, Caesars Entertainment Corporation (“CEC”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report that CEC expected that Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”), would be deconsolidated from CEC’s financial statements and would file pro forma information if required by Item 2.01 of Form 8-K. This Amendment No. 1 to the Current Report on Form 8-K adds Item 2.01 to the Report and amends Item 9.01 of the Report to include the pro forma information required by Item 2.01 of Form 8-K. Except as stated in this Explanatory Note, no other information contained in any Item of the Report is being amended, updated, or otherwise revised.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 15, 2015 (the “Petition Date”), Caesars Entertainment Operating Company, Inc. (“CEOC”), a majority owned subsidiary of Caesars Entertainment Corporation (“CEC”), and certain of CEOC’s wholly owned subsidiaries, in accordance with the Third Amended and Restated Restructuring Support and Forbearance Agreement, dated as of January 14, 2015, among CEC, CEOC and holders of claims in respect of CEOC’s first lien notes, filed voluntary petitions for reorganization (the “Bankruptcy Petitions”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois (the “Court”).
As a result of the Bankruptcy Petitions, CEC has determined that CEOC and its subsidiaries will be deconsolidated from CEC’s financial statements as of the Petition Date and, as a result, is filing herewith certain unaudited pro forma consolidated financial information, which is attached hereto as Exhibit 99.2 and incorporated herein by reference. CEOC will continue to operate its business during the bankruptcy proceeding, subject to any orders of the Court.
Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information.

Unaudited Pro Forma Consolidated Financial Information is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

(d)	Exhibits. The following exhibits are being filed and furnished herewith:

Exhibit No.	Description

99.1	Text of press release, dated January 15, 2015 (incorporated by reference from Exhibit 99.1 to CEC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 15, 2015).

99.2	Unaudited Pro Forma Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date:	January 22, 2015	By:	/S/ KEITH A. CAUSEY
Keith A. Causey
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release, dated January 15, 2015 (incorporated by reference from Exhibit 99.1 to CEC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 15, 2015).

99.2	Unaudited Pro Forma Consolidated Financial Information.